UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 22, 2009
FUEL SYSTEMS SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)
Delaware State or other jurisdiction of incorporation)	001-32999 (Commission File Number)	20-3960974 (IRS Employer Identification No.)

3030 South Susan Street, Santa Ana, California (Address of principal executive offices)		92704 (Zip Code)
Registrant's telephone number, including area code: (714) 656-1300
______________________________________ (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_____________________________________________

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On January 22, 2009, IMPCO Technologies, Inc., a wholly-owned subsidiary of Fuel Systems Solutions, Inc. (the "company") repaid in full all of the outstanding principal and accrued interest on the amounts it owed to MTM S.r.L., another of the company's wholly-owned subsidiaries, under the intercompany loan originally entered into on December 23, 2004. The company has referred to this loan as the "MTM loan" in its filings with the Securities and Exchange Commission. The aggregate amount IMPCO paid to retire the MTM loan was $10.8 million, comprising $10.6 million of principal and $0.2 of accrued and unpaid interest.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUEL SYSTEMS SOLUTIONS, INC.
Dated: January 28, 2009	By: /s/ Matthew Beale___________ Matthew Beale President and Secretary